                                    GUARANTY

     THIS GUARANTY is entered into as of the 17th day of November 2003, by EACH OF THE UNDERSIGNED (each a "Guarantor" and, collectively, the "Guarantors") in favor of and for the benefit of the Administrative Agent and the Lenders parties to the Credit Agreement referred to below, as such terms are defined in such Credit Agreement.

                                    RECITALS

     A. Pursuant to a Credit Agreement dated as of November 17, 2003, by and among Symbol Technologies, Inc. (the "Company"), Fleet National Bank, as Administrative Agent and the various Lenders as are or may from time to time become parties thereto (as the same may be amended, restated, modified or supplemented from time to time, the "Credit Agreement"), the Company will receive loans and other financial accommodations from the Administrative Agent and Lenders and will incur Obligations (as defined in the Credit Agreement).

     B. The Guarantors, being members of a group of entities affiliated with the Company and being engaged in related businesses will receive direct and indirect benefits from such loans and financial accommodations.

     C. Each Guarantor wishes to grant the Administrative Agent and Lenders security and assurance in order to secure the payment and performance by the Company of all of its present and future Obligations, and, to that effect, to guaranty the Obligations as set forth herein.

     Accordingly, each Guarantor hereby agrees as follows:

     1. GUARANTY.

     (a) Each Guarantor, jointly and severally, hereby unconditionally and irrevocably guarantees to the Administrative Agent and the Lenders the full and punctual payment by the Company, when due, whether at the stated due date, by acceleration or otherwise, of all Obligations of the Company, howsoever created, arising or evidenced, voluntary or involuntary, whether direct or indirect, absolute or contingent now or hereafter existing or owing to the Administrative Agent or the Lenders (collectively, the "Guaranteed Obligations"). This Guaranty is an absolute, unconditional, irrevocable and continuing guaranty of payment and not of collection of the Guaranteed Obligations and includes Guaranteed Obligations arising from successive transactions which shall either continue such Guaranteed Obligations or from time to time renew such Guaranteed Obligations after the same have been satisfied. This Guaranty is in no way conditioned upon any attempt to collect from the Company or any other Person or upon any other event or contingency, and shall be binding upon and enforceable against each Guarantor without regard to the validity or enforceability of the Credit Agreement, the Revolving Credit Notes or any other Loan Document or of any term of any thereof. If for any reason the Company shall fail or be unable duly and punctually to pay any of the Guaranteed Obligations (including, without limitation amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (Section) 362(a)), each Guarantor will forthwith pay the same, in cash, immediately upon demand.

     (b) In the event the Credit Agreement, any Revolving Credit Note or any other Loan Document shall be terminated as a result of the rejection thereof by any trustee, receiver or liquidating agent of the Company or any of its properties in any bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar proceeding, each Guarantor's obligations hereunder shall continue to the same extent as if the Credit Agreement, such Revolving Credit Note or such other Loan Document had not been so rejected.

     (c) Each Guarantor shall pay all costs, expenses (including, without limitation, reasonable attorneys' fees and disbursements) and damages incurred in connection with the enforcement of the Guaranteed Obligations of the Company under the Credit Agreement, any Revolving Credit Note or any other Loan Document to the extent that such costs, expenses and damages are not paid by the Company pursuant to the respective documents, and such costs, fees and disbursements are incurred in connection with the enforcement of the obligations of each Guarantor under this Guaranty.

     (d) Each Guarantor further agrees that if any payment made by the Company or any Guarantor to the Administrative Agent or the Lenders on any Obligation or Guaranteed Obligation, as applicable, is rescinded, recovered from or repaid by the Administrative Agent or the Lenders, in whole or in part, in any bankruptcy, insolvency or similar proceeding instituted by or against the Company or any Guarantor, this Guaranty shall continue to be fully applicable to such Guaranteed Obligation to the same extent as though the payment so recovered or repaid had never originally been made on such Guaranteed Obligation.

     (e) The Administrative Agent and the Lenders are hereby authorized at any time and from time to time following the occurrence and during the continuance of an Event of Default, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent or the Lenders to or for the credit or the account of any Guarantor against any of and all the obligations of any Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not the Administrative Agent or any Lender shall have made any demand hereunder and although such obligations may be unmatured. The rights under this paragraph 1(e) are in addition to other rights and remedies (including other rights of set off) which the Administrative Agent and the Lenders may have.

     (f) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

     (g) Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. The provisions of this Section 1(g) shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

     2. GUARANTY CONTINUING, ABSOLUTE, UNLIMITED.

         The obligations of each Guarantor hereunder shall be continuing, absolute, irrevocable, unlimited and unconditional, shall not be subject to any counterclaim, set-off, deduction or defense (other than a defense of payment or performance hereunder) based upon any claim any Guarantor or the Company may have against the Administrative Agent, any Lender or the Company or any other person, and shall remain in full force and effect without regard to, and, to the fullest extent permitted by applicable law, shall not be released, discharged or in any way affected by, any circumstance or condition (whether or not any Guarantor shall have any knowledge or notice thereof) whatsoever which might constitute a legal or equitable discharge or defense including, but not limited to, (a) any express or implied amendment, modification or supplement to the Credit Agreement, any Revolving Credit Note, or any other Loan Document or any other agreement referred to in any thereof, or any other instrument applicable to the Company or to the Revolving Credit Loans, or the Letters of Credit or any part thereof; (b) any failure on the part of the Company to perform or comply with the Credit Agreement, any Revolving Credit Note or any other Loan Document or any failure of any other Person to perform or comply with any term of the Credit Agreement, any Revolving Credit Note, or any other Loan Document or any other agreement as aforesaid; (c) any waiver, consent, change, extension, indulgence or other action or any action or inaction under or in respect of the Credit Agreement, any Revolving Credit Note, or any other Loan Document or any other agreement as aforesaid, whether or not the Administrative Agent, any Lender, the Company or any Guarantor has notice or knowledge of any of the foregoing; (d) any bankruptcy, insolvency, reorganization, liquidation or similar proceeding with respect to the Company, or its properties or its creditors, or any action taken by any trustee or receiver or by any court in any such proceeding; (e) any furnishing or acceptance of additional security or any release of any security; (f) any limitation on the liability or obligations of the Company under the Credit Agreement, any Revolving Credit Note or any other Loan Document or any termination, cancellation, invalidity or unenforceability, in whole or in part, of the Credit Agreement, any Revolving Credit Note, this Guaranty or any other Loan Document or any term of any thereof; (g) any lien, charge or encumbrance on or affecting any Guarantor's or any of the Company's respective assets and properties; (h) any act, omission or breach on the part of the Administrative Agent or any Lender under the Credit Agreement, any Revolving Credit Note or any other Loan Document or any other agreement at any time existing between the Administrative Agent, any Lender and the Company or any law, governmental regulation or other agreement applicable to the Administrative Agent, any Lender or any Revolving Credit Loan; (i) any claim as a result of any other dealings among the Administrative Agent, any Lender, any Guarantor or the Company; (j) the assignment of this Guaranty, the Credit Agreement, any Revolving Credit Note or any other Loan Document by the Administrative Agent or any Lender to any other Person; or (k) any change in the name of the Administrative Agent, any Lender, the Company or any other Person referred to herein.

     3. WAIVER.

         To the fullest extent permitted by applicable law, each Guarantor unconditionally waives: (a) notice of any of the matters referred to in Section 2 hereof; (b) all notices which may be required by statute, rule of law or otherwise to preserve any rights against any Guarantor hereunder, including, without limitation, notice of the acceptance of this Guaranty, or the creation, renewal, extension, modification or accrual of the Guaranteed Obligations or notice of any other matters relating thereto, any presentment, demand, notice of dishonor, protest, nonpayment of any damages or other amounts payable under the Credit Agreement, any Revolving Credit Note or any other Loan Documents; (c) any requirement for the enforcement, assertion or exercise of any right, remedy, power or privilege under or in respect of the Credit Agreement, any Revolving Credit Note or any other Loan Documents, including, without limitation, diligence in collection or protection of or realization upon the Guaranteed Obligations or any part thereof or any collateral thereof; (d) any requirement to mitigate the damages resulting from a default by the Company under the Credit Agreement, any Revolving Credit Note or any other Loan Documents; (e) the right to require the Administrative Agent or the Lenders to proceed against the Company or any other person liable on the Guaranteed Obligations, to proceed against or exhaust any security held by the Company or any other person, or to pursue any other remedy in the Administrative Agent's or any Lender's power whatsoever, and (f) the right to have the property of the Company first applied to the discharge of the Guaranteed Obligations.

     The Administrative Agent and the Lenders may, at their election, exercise any right or remedy they may have against the Company without affecting or impairing in any way the liability of any Guarantor hereunder and each Guarantor waives, to the fullest extent permitted by applicable law, any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of any Guarantor against the Company, whether resulting from such election by the Administrative Agent or the Lenders or otherwise. Each Guarantor waives any defense arising by reason of any disability or other defense of the Company or by reason of the cessation for any cause whatsoever of the liability, either in whole or in part, of the Company to the Administrative Agent and the Lenders for the Guaranteed Obligations.

     Each Guarantor agrees that neither the Administrative Agent nor the Lenders shall have any duty to advise any Guarantor of information regarding any condition or circumstance of the Company or any change in such condition or circumstance. Each Guarantor acknowledges that neither the Administrative Agent nor the Lenders have made any representations to any Guarantor concerning the financial condition of the Company.

     4. REPRESENTATIONS AND COVENANTS OF EACH GUARANTOR.

         (a) The representations and warranties contained in Article IV of the Credit Agreement, to the extent they relate to a Guarantor, are true and correct in all material respects as of the date hereof and the Administrative Agent and the Lenders are entitled to rely on such representations and warranties to the same extent as though the same were set forth in full herein.

         (b) Each Encumbered Guarantor hereby agrees to perform the covenants contained in Article VI and Article VII of the Credit Agreement, to the extent they relate to such Encumbered Guarantor, and the Administrative Agent and the Lenders are entitled to rely on such agreement to perform such covenants to the same extent as though the same were set forth in full herein.

     5. PAYMENTS.

         Each payment by each Guarantor to the Administrative Agent and the Lenders under this Guaranty shall be made in the time, place and manner provided for payments in the Credit Agreement without set-off or counterclaim to the account at which such payment is required to be paid by the Company under the Credit Agreement.

     6. PARTIES.

         This Guaranty shall inure to the benefit of the Administrative Agent, the Lenders and their respective successors, assigns or transferees, and shall be binding upon the Guarantors and their respective successors and assigns. No Guarantor may assign its obligations under this Guaranty except in accordance with the terms of the Credit Agreement.

     7. NOTICES.

         Any notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be conclusively deemed to have been received by a party hereto and to be effective on the day on which delivered to such party at the address set forth below, or, in the case of telecopy notice, when acknowledged as received, or if sent by registered or certified mail, on the third Business Day after the day on which mailed in the United States, addressed to such party at said address:

         (a)   if to the Administrative Agent and/or the Lenders,

               Fleet National Bank, as Administrative Agent
               300 Broad Hollow Road
               Melville, New York 11747
               Attention:  Relationship  Manager  - Symbol Technologies, Inc.
               Telecopy:  (631) 547-7815

         (b)   if to any Guarantor,

               c/o Symbol Technologies, Inc.
               One Symbol Plaza
               Holtsville, New York 11742-1300
               Attention: Treasurer
               Telecopy:  (631) 738-4704

         (c) as to each such party at such other address as such party shall have designated to the other in a written notice complying as to delivery with the provisions of this Section 7.

     8. REMEDIES.

         Each Guarantor stipulates that the remedies at law in respect of any default or threatened default by a Guarantor in the performance of or compliance with any of the terms of this Guaranty are not and will not be adequate, and that any of such terms may be specifically enforced by a decree for specific performance or by an injunction against violation of any such terms or otherwise.

     9. RIGHTS TO DEAL WITH THE COMPANY.

         At any time and from time to time, without terminating, affecting or impairing the validity of this Guaranty or the obligations of any Guarantor hereunder, the Lenders may deal with the Company in the same manner and as fully as if this Guaranty did not exist and shall be entitled, among other things, to grant the Company, without notice or demand and without affecting any Guarantor's liability hereunder, such extension or extensions of time to perform, renew, compromise, accelerate or otherwise change the time for payment of or otherwise change the terms of indebtedness or any part thereof contained in or arising under the Credit Agreement, any Revolving Credit Note or any other Loan Documents, or to waive any obligation of the Company to perform, any act or acts as the Lenders may deem advisable.

     10. SUBROGATION.

         (a) Upon any payment made or action taken by a Guarantor pursuant to this Guaranty, such Guarantor shall, subject to the provisions of Sections 10(b) and (c) hereof, be fully subrogated to all of the rights of the Administrative Agent and the Lenders against the Company arising out of the action or inaction of the Company for which such payment was made or action taken by such Guarantor.

         (b) Any claims of such Guarantor against the Company arising from payments made or actions taken by such Guarantor pursuant to the provisions of this Guaranty shall be in all respects subordinate to the full and complete and indefeasible payment or performance and discharge, as the case may be, of all amounts, obligations and liabilities, the payments or performance and discharge of which are guaranteed by this Guaranty, and no payment hereunder by a Guarantor shall give rise to any claim of such Guarantor against the Administrative Agent and the Lenders.

         (c) Notwithstanding anything to the contrary contained in this Section 10, no Guarantor shall be subrogated to the rights of the Administrative Agent and the Lenders against the Company until all of the Obligations of the Company have been paid indefeasibly in full, and that subrogation shall be suspended upon the occurrence of the events described in Section 1(d) until the Administrative Agent and the Lenders are indefeasibly paid in full.

     11. SURVIVAL OF REPRESENTATIONS, WARRANTIES, ETC.

         All representations, warranties, covenants and agreements made herein, including representations and warranties deemed made herein, shall continue in full force and effect until all of the obligations of the Guarantors under this Guaranty shall be fully performed in accordance with the terms hereof, and until the payment in full of the Guaranteed Obligations.

     12. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OR CHOICE OF LAW. EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK, COUNTY OF NEW YORK, COUNTY OF NASSAU OR COUNTY OF SUFFOLK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH FEDERAL OR STATE COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS GUARANTY OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR AGREES (I) NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT AND (II) NOT TO ASSERT ANY COUNTERCLAIM, IN ANY SUCH SUIT, ACTION OR PROCEEDING. EACH GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS GUARANTY OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK. THE ADMINISTRATIVE AGENT, THE LENDERS AND EACH GUARANTOR KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EXCEPT AS PROHIBITED BY LAW, THE GUARANTORS HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

     13. MISCELLANEOUS.

         (a) All capitalized terms used herein and not defined herein shall have the meanings specified in the Credit Agreement.

         (b) This Guaranty is the joint and several obligation of each Guarantor, and may be enforced against each Guarantor separately, whether or not enforcement of any right or remedy hereunder has been sought against any other Guarantor. Each Guarantor acknowledges that its obligations hereunder will not be released or affected by the failure of the other Guarantors to execute this Guaranty or by a determination that all or a part of this Guaranty with respect to any other Guarantor is invalid or unenforceable.

         (c) If any term of this Guaranty or any application thereof shall be invalid or unenforceable, the remainder of this Guaranty and any other application of such term shall not be affected thereby.

         (d) Any term of this Guaranty may be amended, waived, discharged or terminated only by a written agreement executed by each Guarantor and by the Administrative Agent (acting with the consent of the Required Lenders or all Lenders, as applicable under the Credit Agreement).

         (e) The headings in this Guaranty are for purposes of reference only and shall not limit or define the meaning hereof.

         (f) No delay or omission by the Administrative Agent or a Lender in the exercise of any right under this Guaranty shall impair any such right, nor shall it be construed to be waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise of any other right.

         (g) This Guaranty shall remain in full force and effect until all the Obligations and the Guaranteed Obligations of each Guarantor hereunder shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Revolving Credit Commitments shall be terminated.

         (h) Each Subsidiary of the Company that is required to become a party to this Guaranty pursuant to Section 6.12 of the Credit Agreement shall become a Guarantor for all purposes of this Guaranty upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

         (i) This Guaranty may be executed in two or more counterparts, each of which shall constitute an original but all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the undersigned have caused this Guaranty to be executed and delivered as of the day and year first above written.


                                   TELXON CORPORATION

                                   By: /s/ Cary G. Schmiedel
                                       -------------------------------------
                                      Name: Cary G. Schmiedel
                                      Title: Vice President and Treasurer


                                   @POS.COM, INC.




                                   By: /s/ Dean Zambelli
                                       -------------------------------------
                                      Name: Dean Zambelli
                                      Title: Vice President